Exhibit 99.1

Zoran Corporation:
Karl Schneider	Bonnie McBride (Investors)
Chief Financial Officer	(415) 454-8898
(408) 523-6500	bonnie@avalonir.com
ir@zoran.com

Company Web Site:

www.zoran.com

ZORAN CORPORATION REPORTS SECOND QUARTER 2011 RESULTS

Sunnyvale, Calif. — July 26, 2011 — Zoran Corporation (Nasdaq: ZRAN), a leading provider of digital solutions for applications in the digital entertainment and digital imaging markets, today reported results for its second quarter ended June 30, 2011.

Revenues for the second quarter of 2011 were $82.9 million, compared to $84.9 million for the previous quarter and $93.4 million for the second quarter of 2010. The Company reported a second quarter GAAP net loss of $25.5 million, or $0.51 per share, which compares with a GAAP net loss of $30.4 million, or $0.62 per share, for the previous quarter and a GAAP net loss of $6.7 million, or $0.13 per share, for the second quarter of the prior year.

Non-GAAP net loss for the second quarter was $17.7 million, or $0.36 per share, which excludes $1.3 million of amortization of acquired intangible assets, $994 thousand of restructuring expenses, $1.7 million of acquisition related expenses, $3.3 million of stock-based compensation expenses, and includes an adjustment of $377 thousand for the tax provision to a non-GAAP rate. This compares with a non-GAAP net loss of $21.3 million, or $0.43 per share, for the previous quarter, and a non-GAAP net loss of $4.0 million, or $0.08 per share for the same period last year.

“We are pleased with the improving performance we are seeing in our core markets and remain confident that the pending combination with CSR will enhance and accelerate design-win activity of our proprietary technologies and market leading products,” said Dr. Levy Gerzberg, president and chief executive officer of Zoran. “The highly competitive and rapidly changing consumer electronics markets continue to require feature-rich capabilities while reducing the silicon footprint. Joining forces with CSR will enable Zoran to effectively meet this demand and leverage scale and complementary capabilities between the two companies. We continue to believe this merger is in the best interests of Zoran’s shareholders, customers and employees.”

Recent Highlights

•

Zoran’s revenues by product line for the second quarter of 2011 were 28 percent Digital Camera, 24 percent STB (includes broadband receivers), 19 percent Printer Imaging, 16 percent DTV and 13 percent DVD

•	Zoran introduces optimized interactive IP set-top products for service operators

•	Zoran’s IPS print language software is licensed for use in a new HP enterprise Inkjet printer

•	Zoran demonstrates new DTV, Set-Top-Box, silicon tuner, digital camera and printer platforms at Computex

•	Zoran selects RT-RK to port Android to its SoCs.

Future Outlook

The following forward-looking statements are based on our current expectations and actual results may differ materially.

Zoran currently expects revenues for the third quarter of 2011 to range between $100 million and $105 million, with gross margins ranging between 49.5 and 50.5 percent. The Company expects to record a third quarter GAAP net loss in the range of $0.17 to $0.22 per share on approximately 50 million shares. On a non-GAAP basis, which excludes acquisition-related expenses and amortization costs and stock-based compensation expenses, the Company expects to record a third quarter net loss of $0.07 to $0.12 per share.

Use of Non-GAAP Financial Information

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Zoran provides non-GAAP financial information, including non-GAAP net income (loss) and non-GAAP EPS that excludes charges such as amortization of acquired intangible assets, acquisition related expenses, stock-based compensation expense, restructuring expense, shareholder consent revocation expenses, and associated income tax adjustments. Non-GAAP results are reconciled to GAAP results on the attached Schedule.

The Company believes that its non-GAAP financial information provides useful information to management and investors regarding financial and business trends relating to its financial condition and results of operations because it excludes items that management considers to be outside of the Company’s core operating results. The Company believes that this non-GAAP financial information, in combination with the Company’s financial results calculated in accordance with GAAP, provides investors with additional perspective and a more meaningful understanding of the Company’s ongoing operating performance. In addition, the Company’s management uses these non-GAAP measures to review and assess the financial performance of the Company, to determine executive officer incentive compensation, and to plan and forecast performance in future periods. The Company’s non-GAAP financial information, is not prepared in accordance with GAAP, is not an alternative to GAAP financial information, and may be calculated differently than non-GAAP financial information disclosed by other companies.

Company Profile

Zoran Corporation, based in Sunnyvale, California, is a leading provider of digital solutions for the digital entertainment and digital imaging markets. With over two decades of expertise developing and delivering digital signal processing technologies, Zoran has pioneered high-performance digital audio and video, imaging applications and Connect Share Entertain™ technologies for the digital home. Zoran’s proficiency in integration delivers major benefits for OEM customers, including greater capabilities within each product generation, reduced system costs, and shorter time to market. Zoran-based DTV, set-top box, broadband receivers (silicon tuners), DVD, digital camera, and multifunction printer products have received recognition for excellence and are now in hundreds of millions of homes and offices worldwide. With headquarters in the U.S. and additional operations in China, France, Germany, India, Israel, Japan, Korea, Taiwan, and the U.K., Zoran may be contacted on the World Wide Web at www.zoran.com or at 408-523-6500.

Forward-Looking Statements

This press release includes forward-looking statements that reflect the Company’s current views of future events and future financial performance, including the chief executive officer quotations, and the material presented under “Future Outlook,” including statements regarding the Company’s future results of operation including in the third quarter of 2011, business prospects, and statements regarding potential design wins, , the prospects of various business lines, and expectations regarding the prospects of the combined Company/CSR after the closing of the transaction. These forward-looking statements are subject to many risks and uncertainties that could cause actual results to differ materially from what is currently expected, including risks associated with the earthquake and related nuclear accident in Japan; risks associated with the Company’s ability to acquire new, and increase its business from current, customers;

potential declines in the Company’s sales as a result of the continuing global economic slowdown that could continue to reduce demand for consumer electronic and other products; the impact of Cisco’s decision to discontinue its Flip product line on the Company’s results of operations, including that new customers may not buy COACH products as anticipated, inability to close or delays in closing the CSR transaction due to failure of or any delay in the satisfaction of any condition precedent or otherwise; continued tightening in global credit markets, which could result in insolvency of key suppliers, customers, or retailers and customer inability to finance purchases of our products; the rapidly evolving markets for the Company’s products and uncertainty regarding the pace and direction of development of those markets; the impact of further ASP declines; the Company’s dependence on sales to a limited number of large customers; cost and length of time required for new product development; timing and impact of new product introductions by the Company and its competitors, and of transitions away from older products; intense competition in the Company’s markets and in the markets in which its customers operate; the Company’s reliance on other parties for wafer supplies, product assembly and testing, and manufacturing capacity; the effects of changes in revenue and product mix on the Company’s gross margins; fluctuations in tax rate caused by projections of the geographic sources of Company income; dependence on key personnel; reliance on international operations, particularly operations in Israel; the possibility of disruption from any future proxy fight, or threat thereof, making it more difficult to maintain business and operational relationships; disruption or uncertainty caused by future shareholder actions or litigation; Please refer to the discussion of the risks and uncertainties under the caption “Risk Factors” and elsewhere in Forms 10-K, 10-Q and 8-K filed by the Company with the SEC for further information regarding risks and uncertainties that could cause actual results or events to differ materially from those contained in the forward-looking statements included in this press release. The Company assumes no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law.

Zoran the Zoran logo and SupraHD are trademarks or registered trademarks of Zoran Corporation and/or its subsidiaries in the United States and/or other countries. All other brands or names may be claimed as property of others.

###

ZORAN CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Revenues:
Hardware product revenues	$71,287	$82,721	$144,164	$161,771
Software and other revenues	11,564	10,649	23,607	22,050

Total revenues	82,851	93,370	167,771	183,821

Costs and expenses:
Cost of hardware product revenues	40,285	45,190	81,211	88,910
Research and development	34,605	29,043	69,890	55,157
Selling, general and administrative	29,451	24,890	61,446	47,901
Amortization of intangibles	1,347	109	2,858	218
Acquisition related expenses	1,702	—	4,009	—
Restructuring expense	994	—	2,835	—
Shareholder consent revocation expense	—	—	1,860	—
IP licensing related settlements	—	—	—	1,115

Total costs and expenses	108,384	99,232	224,109	193,301

Operating loss	(25,533)	(5,862)	(56,338)	(9,480)

Interest and other income, net	666	2,100	1,533	4,449

Loss before income taxes	(24,867)	(3,762)	(54,805)	(5,031)

Provision for income taxes	587	2,900	1,015	5,600

Net loss	$(25,454)	$(6,662)	$(55,820)	$(10,631)

Basic and diluted net loss per share	$(0.51)	$(0.13)	$(1.13)	$(0.21)

Shares used to compute basic and diluted net loss per share	49,814	50,364	49,448	50,769

-more-

ZORAN CORPORATION

NON-GAAP ADJUSTMENTS TO NET LOSS

(in thousands, except per share data)

(unaudited)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2011		2010		2011		2010
GAAP net loss	$(25,454)		$(6,662)		$(55,820)		$(10,631)

Adjusting items to GAAP net loss:
Operating expenses related to stock based compensation expense	3,304	(a)	2,440	(a)	7,249	(a)	4,636	(a)
Amortization of intangibles	1,347	(b)	109	(b)	2,858	(b)	218	(b)
Acquisition related expenses	1,702	(c)	—		4,009	(c)	—
Restructuring expense	994	(d)	—		2,835	(d)	—
Shareholder consent revocation expense	—		—		1,860	(e)	—
IP licensing related settlements	—		—		—		1,115	(f)
Provision for income taxes	377	(g)	100	(g)	(1,985	)(g)	(800	)(g)

Non-GAAP net loss	$(17,730	)(h)	$(4,013	)(h)	$(38,994	)(h)	$(5,462	)(h)

Non-GAAP basic and diluted net loss per share	$(0.36	)(h)	$(0.08	)(h)	$(0.79	)(h)	$(0.11	)(h)

Shares used to compute non-GAAP basic and diluted net loss per share	49,814		50,364		49,448		50,769

(a)	This adjustment reflects the stock-based compensation expense recorded under ASC 718-10. The Company excludes this item when it evaluates the continuing operational performance of the Company as management believes this GAAP measure is not indicative of its core operating performance. (see (h) below)
(b)	This adjustment represents the amortization of intangible assets associated with the acquisition of Let It Wave, Inc. in June 2008 and Microtune, Inc. in November 2010. Such amortization expense does not impact the Company’s cash flows and is excluded by management when evaluating its core operating performance. (see (h) below)
(c)	This adjustment represents acquisition expenses associated with the pending merger with CSR plc and the acquisition of Microtune, Inc. which was completed during the fourth quarter of 2010. The Company excludes this item when it evaluates the continuing operational performance of the Company as management believes this GAAP measure is not indicative of its core operating performance. (see (h) below)
(d)	This adjustment reflects various restructuring expenses recorded by the Company in order to reduce ongoing operating costs. The Company excludes these items when it evaluates the continuing operational performance of the Company as management believes this GAAP measure is not indicative of its core operating performance. (see (h) below)
(e)	This amount represents the shareholder consent revocation expenses associated with our Starboard, formerly known as Ramius, shareholder. The Company excludes these items when it evaluates the continuing operational performance of the Company as management believes this GAAP measure is not indicative of its core operating performance. (see (h) below)
(f)	This adjustment reflects non-recurring expenses associated with IP licensing related settlements. The Company excludes this item when it evaluates the continuing operational performance of the Company as management believes this GAAP measure is not indicative of its core operating performance. (see (h) below)
(g)	This adjustment represents the difference between the non-GAAP income tax rate and the GAAP income tax rate. This adjustment is made by the Company when it evaluates its continuing operational performance. (see (h) below)
(h)	The Company believes that its non-GAAP financial information provides useful information to management and investors regarding financial and business trends relating to its financial condition and results of operations because it excludes charges that management considers to be outside of the Company’s core operating performance. The Company believes that this non-GAAP net loss, in combination with the Company’s financial results calculated in accordance with GAAP, provides investors with additional perspective and a more meaningful understanding of the Company’s ongoing operating performance. In addition, the Company’s management uses these non-GAAP measures to review and assess the financial performance of the Company, to determine executive officer incentive compensation and to plan and forecast performance in future periods. The Company’s non-GAAP net loss is not prepared in accordance with GAAP, is not an alternative to GAAP financial information, and may be calculated differently than non-GAAP financial information disclosed by other companies.

-more-

ZORAN CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	June 30, 2011	December 31, 2010
ASSETS

Current assets:
Cash and short-term investments	$241,465	$261,266
Accounts receivable, net	22,000	22,815
Inventory	41,554	48,139
Prepaid expenses and other current assets	19,110	22,379

Total current assets	324,129	354,599

Property and equipment, net	15,876	16,959
Other assets	76,701	82,006
Intangible assets, net	53,109	53,825

Total assets	$469,815	$507,389

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$32,167	$25,158
Accrued expenses and other liabilities	41,046	42,236

Total current liabilities	73,213	67,394

Long term liabilities	39,793	38,517

Stockholders’ equity:
Common stock	50	49
Additional paid-in capital	868,776	857,154
Accumulated other comprehensive income	995	1,467
Accumulated deficit	(513,012)	(457,192)

Total stockholders’ equity	356,809	401,478

Total liabilities and stockholders’ equity	$469,815	$507,389

Contact:	Karl Schneider, Chief Financial Officer of Zoran Corporation, 408-523-6500, or ir@zoran.com; or Bonnie McBride (Investors), 415-454-8898, or bonnie@avalonir.com Web site: http://www.zoran.com (ZRAN)